EXHIBIT 10.60

EXECUTION COPY

SECOND AMENDMENT AND MODIFICATION OF

LOAN AGREEMENT AND OTHER LOAN DOCUMENTS AND RATIFICATION OF GUARANTOR

THIS SECOND AMENDMENT AND MODIFICATION OF LOAN AGREEMENT AND OTHER LOAN DOCUMENTS AND RATIFICATION OF GUARANTOR (this “Modification”) is made as of the 15th day of November, 2013 by and between REGO II BORROWER LLC, a Delaware limited liability company, having an address of c/o Alexander’s, Inc., 210 Route 4 East, Paramus, New Jersey 07652 (together with its permitted successors and assigns, “Borrower”), and BANK OF CHINA, NEW YORK BRANCH, having an address at 410 Madison Avenue, New York, New York 10017 (together with its successors and assigns, “Lender”)  All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement (as hereinafter defined).

RECITALS

            WHEREAS, Lender and Borrower have previously entered into that certain Loan and Security Agreement, dated as of November 30, 2011 (the “Original Loan Agreement”), as modified by that certain First Amendment and Modification of Loan and Security Agreement and Other Loan Documents, dated as of June 20, 2012 (the “First Modification” and together with the Original Loan Agreement, as further amended and modified by this Modification and as otherwise amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lender made a loan to Borrower in the original principal amount of TWO HUNDRED SEVENTY-FIVE MILLION AND NO/100 DOLLARS ($275,000,000.00) (the “Loan”) for purposes more fully set forth in the Loan Agreement;

            WHEREAS, the Loan is evidenced by that certain Promissory Note, as of November 30, 2011, made by Borrower and payable to the order of Lender in the principal amount of TWO HUNDRED SEVENTY-FIVE MILLION AND NO/100 DOLLARS ($275,000,000.00) (together with all extensions, renewals, modifications, substitutions and amendments thereof, the “Note”);

            WHEREAS, the Note is secured by, among other things, (i) that certain Mortgage, Assignment of Leases and Rents and Security Agreement, dated November 30, 2011, given by Borrower in favor of Lender (the “Original Mortgage”), and (ii) that certain Assignment of Leases, dated November 30, 2011, given by Borrower in favor of Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Original Assignment of Leases”) encumbering the Property;

            WHEREAS, contemporaneously herewith Borrower has delivered to Lender that certain Amendment to Mortgage, Security Agreement, Assignment of Leases and Fixture Filing, dated as of the date hereof (as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time, the “Mortgage”) which encumbers the Property (as defined in the Mortgage) and amends the Original Mortgage and (ii) that certain Amended Assignment of Leases, dated as of the date hereof, given by Borrower in favor of Lender (as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time, the “Assignment of Leases”);

            WHEREAS, contemporaneously with the execution and delivery of the Loan Agreement, as additional security for the Loan, Alexander’s, Inc., a Delaware corporation, having an address at 210 Route 4 East, Paramus, New Jersey 07652 (“Guarantor”) delivered to Lender (i) that certain Guaranty of Recourse Obligations dated as of November 30, 2011 (the “Guaranty”), and (ii) that certain Environmental Indemnity Agreement, dated as of November 30, 2011, delivered by Borrower and Guarantor to Lender (the “Environmental Indemnity”, and together with the Guaranty, collectively, the “Guaranty Documents”);

            WHEREAS, in connection with the Loan, Borrower executed and delivered to Lender those certain documents listed on Exhibit A attached hereto (inclusive of the Loan Agreement, the Note, the Mortgage, the Assignment of Leases and the Guaranty Documents, collectively, the “Loan Documents” and each, a “Loan Document”); and

            WHEREAS, the parties hereto desire to amend certain provisions of the Loan Agreement and the other Loan Documents, subject to and in accordance with the conditions and terms of this Modification.

            NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged by the parties hereto, Borrower and Lender hereby agree that the Loan Agreement and the other Loan Documents are hereby modified as follows:

1.                  Modifications to Loan Agreement.

1.1              Additional Definitions.   The following definitions shall be deemed added to the Loan Agreement:

            “Borrower Policies” shall have the meaning set forth in Section 6.1.1(f) hereof.

             “Condominium Act” shall mean the Condominium Act of the State of New York, Article 9-B of the Real Property Law of the State of New York (339-d et  seq.), and all modifications, supplements and replacements thereof and all regulations with respect thereto, now or hereafter enacted or promulgated.

            “Condominium Association” shall mean the condominium association created pursuant to the Declaration.

            “Condominium By-Laws” shall have the meaning set forth in Section 6.2.5(c)  hereof.

            “Condominium Common Charges” shall mean all common charges, maintenance fees and other assessments imposed pursuant to the Condo Documents, including, without limitation, water rates and sewer rates.

            “Condominium Policy” or “Condominium Policies” shall have the meaning set forth in Section 6.1.1(c) hereof.

            “Declaration” shall mean that certain Declaration Establishing a Plan for Condominium and Ownership of the Premises known as 61-01 Junction Boulevard, Rego Park, New York dated as of March 8, 2013 recorded as CRFN 2013000458265, as the same may be amended, supplemented or otherwise modified from time to time.

            “Initial Construction Work” shall mean that certain preliminary portion of the construction work to be performed in connection with the construction and development of the Residential Unit as further described on Exhibit D hereto.

            “Policy” or “Policies” shall have the meaning set forth in Section 6.1.1(f) hereof.

1.2  Modifications to Definitions.  The following definition hereby replaces the corresponding definition in the Loan Agreement:

            “Condo Documents” shall mean the Declaration, the Condominium By-Laws and rules and regulations of the Condominium Association and any and all other documentation related to the formation and operation of the Condominium under the Condominium Act, as the same may be amended, supplemented or otherwise modified from time to time.

            “Condominium” shall mean the Rego II Condominium, a condominium regime established in accordance with the Declaration and all applicable Legal Requirements, including, without limitation, the Condominium Act, and the requirements of any applicable Governmental Authority.

            “Residential Unit” shall be the Condominium unit comprising a part of the Condominium and further described on Exhibit B attached hereto, together with the undivided interests in the common elements appurtenant to such unit as provided pursuant to the Declaration.

            “Retail Unit” shall be the Condominium unit comprising a part of the Condominium and further described on Exhibit C attached hereto, together with the undivided interests in the common elements appurtenant to such units as provided pursuant to the Declaration

1.3  Deleted Definitions.  The following definition is hereby deleted from the Loan Agreement: Common Elements.

1.4  Additional Loan Agreement Provisions. The following provisions shall be deemed added to the Loan Agreement:

1.4.1        Section 4.1.46  Condominium.

(a)                The Condo Documents comply in all material respects with all federal, state and local laws, rules and regulations which affect the establishment and maintenance of condominiums in the State.  The Condo Documents are in full force and effect.  The Condominium has been validly formed and is validly existing under the Condominium Act.

(b)               Borrower is not in material default under the Condo Documents and, to the best of Borrower’s knowledge, (i) no other party under the Condo Documents is in material default thereunder and (ii) there is no existing condition which, but for the passage of time or the giving of notice or both, would result in a material default under the Condo Documents.

(c)                All Condominium Common Charges attributable to the Property have been paid to the extent they are payable on or prior to the date hereof.

(d)               Borrower has delivered to Lender a true, correct and complete copy of (i) any offering plan in connection with the initial conversion of the Property required by applicable law, and/or (ii) any “no action” letter or similar document from the applicable Governmental Authority authorizing the Condominium.

1.4.2        Section 5.1.27  Condominium.

(a)                  Borrower shall comply with all of the terms, covenants and conditions of the Condo Documents and any rules and regulations that may be adopted for the Condominium, as the same shall be in force and effect from time to time, except to the extent such non-compliance would not reasonably be expected to have a Material Adverse Effect; and

(b)                  Borrower shall pay, or cause to be paid, all assessments for common charges and expenses made against the Condominium unit owned by Borrower pursuant to the Condo Documents before the same becomes delinquent, including, without limitation the Condominium Common Charges; provided that Borrower may delay such payment to the extent Borrower is continuously and diligently contesting any such charges and expenses in good faith.

c)                  Borrower shall use commercially reasonable efforts to deliver to Lender, within thirty (30) days after Lender’s request, an estoppel certificate from the board of directors of the condominium association or other applicable governing body under the Condo Documents in form and substance reasonably satisfactory to Lender and setting forth, inter alia, that (i) to the knowledge of such board of directors, Borrower is not in default under the Condo Documents, and (ii) all Condominium Common Charges then due and payable have been paid in full; provided  that such estoppel certificate may be in the form required under the Condo Documents and that, so long as no Event of Default shall have occurred and be continuing, Lender may request such estoppel certificate no more than twice during any 12-month period.

1.4.3        Section 5.2.22  Condo  Documents.

(a)                  Borrower shall not (without Lender’s prior consent which consent shall not be unreasonably withheld, conditioned or delayed) modify, amend or supplement, or consent to any modification, amendment, or supplementation of any of the Condo Documents, except to the extent such modification, amendment or supplementation does not, adversely affect in any material respect the rights of Lender hereunder and under the other Loan Documents or under the Condo Documents.

(b)                  Borrower shall not take (and hereby collaterally assigns to Lender any right it may have to take) any action to terminate the Condominium, withdraw the Condominium from any state, local or federal laws, rules and regulations which affect the establishment and maintenance of condominiums in the State, or cause a partition of the Condominium.

(c)                  Borrower shall not assign (other than to Lender) or encumber (other than in favor of Lender as security for the Obligations) any of its rights under the Condo Documents.

(d)                 Borrower shall not, without Lender’s prior consent (such consent shall not be unreasonably conditioned, withheld or delayed), exercise any right it may have to vote for (i) any additions or improvements to the common elements of the Condominium, except as such additions or improvements are completed in accordance with Section 6.2  of this Agreement, (ii) any borrowing on behalf of the Condominium or (iii) the expenditure of any insurance proceeds or condemnation awards for the repair or restoration of the Improvements other than in accordance with Section 6.2  of this Agreement.

1.4.4        Section 6.2.5 Disbursement of Proceeds

(c)                In the event of a conflict between the terms this Section 6.2 concerning the use of Insurance Proceeds in the event of a Casualty and the terms of the Declaration or the by-laws of the Condominium which were recorded with the Declaration (the “Condominium By-Laws”) or applicable law regarding the same, the terms and provisions of the Declaration or Condominium By-Laws or applicable law shall prevail.

However, if pursuant to the terms of the Declaration or Condominium By-Laws or applicable law any Insurance Proceeds are paid to Borrower, then the terms of this Section 6.2 will govern the disposition of such Insurance Proceeds.  In the event of a Casualty which requires a vote of the unit owners of the Condominium to repair and restore the Improvements or the building in which the Improvements are located, Borrower shall not exercise any right it may have to vote against restoration of the Improvements without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed.

(d)               In the event of a conflict between the terms of this Section 6.2 concerning the use of the Award in the event of a Taking and the terms of the Declaration or Condominium By-Laws or applicable law regarding the same, the terms and provisions of the Declaration or Condominium By-Laws or applicable law will prevail.  However, if pursuant to the terms of the Declaration or Condominium By-Laws or applicable law any portion of the Award is paid to Borrower, then the terms of this Section 6.2 will govern the disposition of the Award.  In the event of a Taking which requires a vote of the unit owners of the Condominium to repair and restore the Improvements or the building in which the Improvements are located, Borrower shall not exercise any right it may have to vote against restoration of the Improvements without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed.

1.5    Modified Loan Agreement Provisions. The following provision hereby replaces the corresponding provision in the Loan Agreement:

1.5.1        Section 6.1  Insurance Coverage.

            Section 6.1.1 Insurance Coverage Requirements.

(a)                  Borrower, subject to the requirements of the Condo Documents and applicable Legal Requirements, shall cause the Condominium Association, at its sole cost and expense, to obtain and maintain during the entire Term, or cause to be obtained and maintained, insurance policies covering the Condominium building core and shell providing at least the following liability insurance coverages:

(i)              Commercial General Liability insurance with no exclusion for terrorism applicable to claims for personal injury and/or bodily injury including death or property damage occurring upon, in or about the Condominium; occurring as a result of the construction and use and occupancy of facilities located at or on the Condominium building; or as a result of construction thereof.  Coverage shall be provided on an occurrence basis pursuant to the ISO Commercial General Liability coverage form (CG 00 01) or its equivalent, and for personal and/or bodily injury or property damage as now are or hereafter incorporated into such form and its endorsements.  Such coverage shall be in amounts of not less than (A) $1,000,000 per ocurrence for Bodily Injury and Property Damage Combined, (B) $1,000,000 per occurrence for Personal & Advertising Injury, (C) $2,000,000 aggregate for Products and Completed Operations Liability, (D) $100,000 for Fire Legal Liability and (E) $2,000,000 for General Aggregate limit per location.  The policy shall be written on an occurrence basis with no deductible unless otherwise approved by Lender.  Such coverage shall name the Condominium Association as named insured, and Borrower as an additional insured ( or, if the Condominium Association is providing liability insurance for the interior of the unit in addition to the common areas, as a named insured), and Lender and its successors and/or assigns as additional insureds and provide such additional insured coverage on a primary and non-contributory basis.

(ii)            Intentionally Omitted.
(iii)          Commercial Umbrella/Excess Liability coverage with no exclusion for terrorism (if such coverage is commercially available) in an amount consistent with the terms of the Condo Documents. Commercial Umbrella/Excess Liability Insurance shall provide additional coverage over all limits and coverages noted in paragraph (i), (ii)  and Employers Liability per paragraph (iv).  This limit shall be increased from time to time to reflect an amount which is customarily maintained and is generally required by institutional lenders on loans of amounts and secured by properties comparable to and in the general vicinity of the Condominium.  This policy shall be written on an “occurrence” form basis and provide follow-form coverage or coverage as broad as the primary.
(iv)          Intentionally Omitted.
(v)            At any time during which any construction work, structural alterations or repairs are being performed upon, in or about the Condominium building core and shell:  Condominium Association shall cause the general contractor performing work for or related to the Condominium to obtain and maintain Commercial General Liability coverage, including, without limitation, products and completed operations and containing no “X”, “C”, “U”(blasting, collapse or underground, respectively) exclusion, and Automobile Liability insurance for owned, hired and non-owned automobiles and Umbrella/Excess insurance with no less than $100,000,000 in limits per occurrence and in the aggregate per project (except for automobile) through primary and umbrella liability coverages.  Such insurance shall name the Condominium Association, the holder of the Residential Unit and the holder of the Retail Unit, as additional insureds, and Lender and its successors and/or assigns as additional insureds and provide such additional insured coverage on a primary and non-contributory basis.  Condominium Association shall also require that all Trade Contractors performing work for or related to the Condominium to maintain similar coverage with limits of no less than $3,000,000 per occurrence and in the aggregate per project.  Trade Contractors’ liability insurance shall include a Waiver of

Subrogation in favor of Borrower and Lender and shall include Borrower and Lender as additional insureds and provide such additional insured coverage on a primary and non-contributory basis.  All Persons engaged in work on the Improvements at the Condominium shall maintain statutory Workers Compensation and Disability insurance in force for all workers performing work for or related to the Condominium.
(vi)          The policies described in paragraphs (a)(i), (ii)  and (iii)  shall cover, without limitation:  elevators, escalators, Contractual Liability, Products and Completed Operations Liability coverage.
(vii)        In lieu of providing the Commercial General Liability, umbrella liability and/or Workers Compensation and Disability insurance required under paragraph (a)(v)  above, the Condominium Association may provide or cause to be provided such insurance through an owner or contractor controlled insurance program.  Such program shall provide coverage consistent with the requirements contained herein for all persons, contractors and subcontractors engaged in construction at the Property.
(viii)      Such other types and amounts of insurance with respect to the Condominium and the operation thereof which are customarily maintained in the case of other property and buildings similar to the Condominium in nature, use, location, height and type of construction as may from time to time be reasonably required by Lender.

(b)                  Borrower, subject to the requirements of the Condo Documents and applicable Legal Requirements, shall cause the Condominium Association, at its sole cost and expense, to obtain and maintain during the entire Term, or cause to be obtained and maintained, insurance policies covering the Condominium building core and shell providing at least the following property insurance coverages:

(i)              Insurance against loss customarily included under standard “All Risk” or “Causes of Loss Special Form” policies including but not limited to: fire, hail, windstorm/named windstorm, vandalism, and malicious mischief, and such other insurable hazards which are customarily maintained and are generally required by institutional lenders on loans of similar amounts and secured by properties comparable to, and in the general vicinity of, the Condominium.  The amount of such insurance shall be not less than one hundred percent (100%) of the insurable replacement cost value of the Condominium building core and shell.  Each such insurance policy shall either contain an Agreed Amount endorsement or confirmation that coinsurance does not apply and shall cover, without limitation, all tenant improvements and betterments (except to the extent that the Tenant is required to insure the same pursuant to the applicable Lease or unit purchase agreement) on a replacement cost basis.  Lender shall be named Mortgagee on a Standard Mortgagee Endorsement and Lender Loss Payee.  If the Condominium is now or at any time during the Loan deemed to be located in a

Special Hazard Flood Area, and/or area of high seismic/earthquake activity then flood and/or earthquake insurance will be required in amounts and with deductibles reasonably acceptable to Lender.  If the “All Risk” or “Causes of Loss Special Form” policy excludes coverage for windstorm/named windstorm perils then windstorm/named windstorm coverage shall be provided on a separate policy in amounts reasonably acceptable to Lender.  Windstorm/Named Windstorm deductibles shall not be greater than five percent (5%) of the total insured value of the Condominium building core and shell.  Such insurance policy shall also include coverage for:
(A)             Loss suffered with respect to materials, equipment, heating and air conditioning machinery, machinery, and supplies, in each case owned by Borrower or required to be insured by Borrower, whether on site, in transit, or stored offsite and with respect to temporary structures, hoists, sidewalks, retaining walls, and underground property in each case owned by Borrower or required to by insured by Borrower.
(B)              Law & Ordinance coverage including coverage for Value of the Undamaged Portion, Demolition Cost, Debris Removal and Increased Cost of Construction.

(1)               Demolition Cost means the cost incurred to demolish all or part of the covered real property, including the cost to clear the site, if any law or ordinance that exists at the time of loss required such demolition.  Coverage is provided in such amount as is reasonably required by Lender;

(2)               Value of the Undamaged Portion means the cost Borrower incurs to rebuild any undamaged part of the Condominium building core and shell, which is required by law to be demolished after a covered loss; and

(3)               Increased Cost of Construction includes the increased cost Borrower incurs for materials and labor required to rebuild the damaged portion of the Condominium building core and shell and in a manner that satisfies the minimum requirement of the applicable law or ordinance at the time of the loss.

(C)              At any time during which any construction work, structural alterations or repairs are being performed upon, in or about the Condominium, and if such work is excluded from the “All Risk” or “Causes of Loss Special Form” policy, Builders Risk insurance, on a non-reporting basis shall be provided naming Borrower as the insured.  The policy shall also name Lender as Mortgagee under a non-contributing New York standard mortgagee clause or an equivalent endorsement reasonably satisfactory to Lender for real property and improvements and as Lender Loss Payee for Business Income/Revenue/Rental income.  If the insurance required under clause (b)(i)  is not obtained under an insurance policy containing blanket limits, then the insurance policy shall be endorsed to also provide guaranteed building Replacement Cost to the Condominium building core and shell, the other portions of the Improvements and such tenant improvements and betterments in an amount to be subject to the consent of Lender, which consent shall not be unreasonably withheld.
(ii)            Intentionally Omitted.
(iii)          If applicable, the Condominium Association shall provide Boiler and Machinery coverage with limits with respect to any one accident as may be reasonably requested by Lender, but in no event less than the full insurable value Replacement Cost of the Condominium building core and shell.  Such coverage shall insure against direct and indirect loss or damage to all building improvements that the Condominium Association is required to insure pursuant to the Declaration by explosion or breakdown of mechanical and electrical equipment, including steam boiler, air conditioning equipment, pressure vessels or similar apparatus, with exclusions for testing removed, now or hereafter installed on the Condominium building.  If reasonably practicable, Borrower shall be a named insured on indirect loss/rental interruption insurance for a period of at least eighteen (18) months from the date of loss as is reasonably required by Lender.
(iv)          If the “All Risk” or “Causes of Loss Special Form” commercial property insurance required under subsection (b)(i)  above and the “All Risk Builders Risk” commercial property insurance and the rent loss and/or business interruption insurance policies required under subsection (b)(ii)  above do not cover perils of terrorism or acts of terrorism, the Condominium Association shall maintain commercial property insurance for loss resulting from perils and acts of terrorism on terms (including amounts) consistent with those required under subsections  (b)(i)  and (b)(ii)  above (a “Terrorism Policy”) if such coverage is commercially available.  For the purposes of this Agreement, “terrorism” shall mean the use or threatened use of force or violence against person or property, or commission of an act dangerous to human life or property, undertaken by any person or group, whether or not acting on behalf of or in connection with any organization, government, power, authority or military force, when the effect is to intimidate, harm or coerce a government, the civilian population or any segment therefore, or to disrupt any segment of the economy.  Terrorism shall also include any act which is verified or recognized by the United States Government as an act of terrorism.
(v)         If applicable, insurance covering the decrease or diminution in value of the Condominium resulting from the enforcement of any law, building code, zoning regulation or other Legal Requirement or act of any Governmental Authority to the extent that the Condominium building core and shell cannot legally be restored to a condition that existed prior to the Casualty (which insurance shall be in an amount acceptable to Lender in its sole discretion), provided  that such insurance is available to the Condominium Association on commercially reasonable terms.
(vi)       Such other types and amounts of insurance with respect to the Property and the operation thereof which are customarily maintained in the case of other property and buildings similar to the Property in nature, use, location, height and type of construction as may from time to time be reasonably required by Lender.

(c)                  All insurance provided for in Sections 6.1.1(a) and (b)  hereof shall be obtained under valid and enforceable policies (collectively, the “Condominium Policies”).  Prior to the expiration dates of the Condominium Policies theretofore furnished to Lender, certificates of insurance evidencing renewal of the Condominium Policies accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder (the “Insurance Premiums”), shall be delivered or caused to be delivered by Borrower to Lender.

(d)                 Borrower, at its sole cost and expense, if required by Lender and if such insurance is not provided by the Condominium Policies and endorsed to include the interests of Borrower (as a named insured) and its Lender (as an additional insured), shall obtain and maintain during the entire Term, or cause to be obtained and maintained, insurance policies for the Property providing at least the following liability insurance coverages:

(i)           Commercial General Liability insurance with no exclusion for terrorism applicable to claims for personal injury and/or bodily injury including death or property damage occurring upon, in or about the Property; occurring as a result of the construction and use and occupancy of facilities located at or on the Property; or as a result of construction thereof.  Coverage shall be provided on an occurrence basis pursuant to the ISO Commercial General Liability coverage form (CG 00 01) or its equivalent, and for personal and/or bodily injury or property damage as now are or hereafter incorporated into such form and its endorsements.  Such coverage shall be in amounts of not less than (A) $1,000,000 per occurrence for Bodily Injury and Property Damage Combined, (B) $1,000,000 per occurrence for Personal & Advertising Injury, (C) $2,000,000 aggregate for Products and Completed Operations Liability, (D) $100,000 for Fire Legal Liability and (E) $2,000,000 for General Aggregate limit per location.  The policy shall be written on an occurrence basis with no deductible unless otherwise approved by Lender.  Such coverage shall name Lender as an additional insured and provide such additional insured coverage on a primary and non-contributory basis.
(ii)         If Borrower owns any motor vehicles, Commercial Automobile Liability insurance providing Bodily Injury and Property Damage coverage of no less than $1,000,000 for Combined Single Limit covering all

Owned, Non-Owned and Hired vehicles.  Such coverage shall name Lender as an additional insured and provide such additional insured coverage on a primary and non-contributory basis.
(iii)       Commercial Umbrella/Excess Liability coverage with no exclusion for terrorism in combination no less than $100,000,000 per occurrence and in the annual aggregate on per location basis.  Commercial Umbrella/Excess Liability Insurance shall provide additional coverage over all limits and coverages noted in paragraph (i), (ii)  and Employers Liability per paragraph (iv).  This limit shall be increased from time to time to reflect an amount which is customarily maintained and is generally required by institutional lenders on loans of amounts and secured by properties comparable to and in the general vicinity of the Property.  This policy shall be written on an “occurrence” form basis and provide follow-form coverage or coverage as broad as the primary.
(iv)       If Borrower ever has any direct employees, Workers Compensation and Disability insurance to the full extent as required by applicable law and Employer’s Liability coverage subject to a limit of no less than (A) $1,000,000 per Accident, (B) $1,000,000 Disease per Employee and (C) $1,000,000 Disease Policy Limit.  Such Workers Compensation and Disability and Employer’s Liability Insurance shall cover Borrower’s employees engaged in any work for or related to the Property.
(v)         At any time during which any construction work, structural alterations or repairs is being performed at the Property:  Borrower shall cause the general contractor performing work for or related to the Property to obtain and maintain Commercial General Liability coverage, including, without limitation, products and completed operations and containing no “X”, “C”, “U” exclusion, and Automobile Liability insurance for owned, hired and non-owned automobiles with no less than $100,000,000 in limits per occurrence and in the aggregate per project through primary and umbrella liability coverages.  Such insurance shall name Borrower and Lender as additional insureds and provide such additional insured coverage on a primary and non-contributory basis.  Borrower shall also require that all Trade Contractors performing work for or related to the Property to maintain similar coverage with limits of no less than $3,000,000 per occurrence and in the aggregate per project.  Trade Contractors’ liability insurance shall include a Waiver of Subrogation in favor of Borrower and Lender and shall include Borrower and Lender as additional insureds and provide such additional insured coverage on a primary and non-contributory basis.  All Persons engaged in work on the Improvements at the Property shall maintain statutory Workers Compensation and Disability insurance in force for all workers performing work for or related to the Property.
(vi)       The policies described in paragraphs (d)(i), (ii)  and (iii)  shall cover, without limitation:  elevators, escalators, Contractual Liability (covering, to the maximum extent permitted by law, Borrower’s obligation to indemnify Lender as required under this Agreement), Products and Completed Operations Liability coverage.
(vii)     At any time during which any construction work, structural alternations or repairs are being performed at the Property:  In lieu of providing the Commercial General and Umbrella liability and Workers Compensation insurance required in paragraphs (a)(ii), (iii), (iv)  and (v)  above, Borrower may provide such insurance through the purchase of a Wrap up or Owner Controlled Insurance Program or Contractor Controlled Insurance Program.  This program shall provide coverage for all Persons, contractors and subcontractors of every level engaged in construction operations at the Property.
(viii)   Such other types and amounts of insurance with respect to the Property and the operation thereof which are customarily maintained in the case of other property and buildings similar to the Property in nature, use, location, height and type of construction as may from time to time be reasonably required by Lender.

(e)         Borrower, at its sole cost and expense, if reasonably required by Lender and if such insurance is not provided by the Condominium Policies and endorsed to include the interests of Borrower (as a named insured) and its Lender (as mortgagee and lender loss payee), shall obtain and maintain during the entire Term, or cause to be obtained and maintained, insurance policies for the Property providing at least the following property insurance coverages:

(i)           Insurance against loss customarily included under standard “All Risk” or “Causes of Loss Special Form” policies including but not limited to: fire, hail, windstorm/named windstorm, vandalism, and malicious mischief, and such other insurable hazards which are customarily maintained and are generally required by institutional lenders on loans of similar amounts and secured by properties comparable to, and in the general vicinity of, the Property.  The amount of such insurance shall be not less than one hundred percent (100%) of the insurable replacement cost value of the Property, including Improvements.  Each such insurance policy shall either contain an Agreed Amount endorsement or confirmation that coinsurance does not apply and shall cover, without limitation, all tenant improvements and betterments (except to the extent that the Tenant is required to insure the same pursuant to the applicable Lease or a unit purchase agreement) on a replacement cost basis.  Lender shall be named Mortgagee on a Standard Mortgagee Endorsement and Lender Loss Payee.  If the Property is now or at any time during the Loan deemed to be located in a Special Hazard Flood Area, and/or area of high seismic/earthquake activity then flood and/or earthquake insurance will be required in amounts and with deductibles reasonably acceptable to Lender.  If the “All Risk” or “Causes of Loss Special Form” policy excludes coverage for windstorm/named windstorm perils then windstorm/named windstorm coverage shall be provided on a separate policy in amounts reasonably acceptable to Lender.  Windstorm/Named Windstorm deductibles shall not be greater than five percent (5%) of the total insured value of the Property.  Such insurance policy shall also include coverage for:
(A)             Loss suffered with respect to materials, equipment, heating and air conditioning machinery, machinery, and supplies, in each case owned by Borrower or required to be insured by Borrower, whether on site, in transit, or stored offsite and with respect to temporary structures, hoists, sidewalks, retaining walls, and underground property in each case owned by Borrower or required to by insured by Borrower.
(B)              Law & Ordinance coverage including coverage for Value of the Undamaged Portion, Demolition Cost, Debris Removal and Increased Cost of Construction.

(1)               Demolition Cost means the cost incurred to demolish all or part of the covered real property, including the cost to clear the site, if any law or ordinance that exists at the time of loss required such demolition.  Coverage is provided in such amount as is reasonably required by Lender;

(2)               Value of the Undamaged Portion means the cost Borrower incurs to rebuild any undamaged part of the Property, which is required by law to be demolished after a covered loss;

(3)               Increased Cost of Construction includes the increased cost Borrower incurs for materials and labor required to rebuild the damaged portion of the Property and in a manner that satisfies the minimum requirement of the applicable law or ordinance at the time of the loss.

(C)              At any time during which any construction work, structural alterations or repairs are being performed at the Property, and if such work is excluded from the “All Risk” or “Causes of Loss Special Form” policy, Builders Risk insurance, on a non-reporting basis shall be provided naming Borrower as the insured.  The policy shall also name Lender as Mortgagee under a non-contributing New York standard mortgagee clause or an equivalent endorsement reasonably satisfactory to Lender for real property and improvements and as Lender Loss Payee for Business Income/Revenue/Rental income.  If the insurance required under clause (e)(i)  is not obtained under an insurance policy containing blanket limits, then the insurance policy shall be endorsed to also provide guaranteed building Replacement Cost to the Improvements, the other portions of the Improvements and such tenant improvements and betterments in an amount to be subject to the consent of Lender, which consent shall not be unreasonably withheld.

(ii)            Time Element coverages, including Extra Expense coverage, for indirect loss or damage by all risks covered by the insurance provided for in (i)  above.  Such coverage shall be equal to an amount not less than 100% of the projected gross income in an eighteen (18) month period commencing at the time of loss and shall provide an Extended Period of Indemnity Endorsement for at least six (6) months.  Borrower shall be a named insured and Lender shall be named as First Lender Loss Payee as respects this coverage.  All coinsurance provisions shall be waived.  The amount of such Time Element coverage shall be determined prior to the Closing Date and at least once each year thereafter based on Borrower’s reasonable estimate of the annual amount of estimated gross income for the succeeding eighteen (18) month period.  In the event that all or any portion of the Property shall be damaged or destroyed, Borrower shall assign to Lender all claims under the policies of such insurance and all amounts payable and all net amounts, when collected by Borrower under such policies.
(iii)          If applicable, Boiler and Machinery coverage for indirect loss/rental interruption insurance for a period of at least eighteen (18) months from the date of loss as is reasonably required by Lender.  Such coverage shall insure against direct and indirect loss or damage to all building and tenant improvements and betterments that Borrower is required to insure pursuant to this agreement by explosion or breakdown of mechanical and electrical equipment, including steam boiler, air conditioning equipment, pressure vessels or similar apparatus, with exclusions for testing removed, now or hereafter installed on the Property.
(iv)          If the “All Risk” or “Causes of Loss Special Form” commercial property insurance required under subsection (d)(i)  above and the “All Risk Builders Risk” commercial property insurance and the rent loss and/or business interruption insurance policies required under subsection (d)(ii)  above do not cover perils of terrorism or acts of terrorism, Borrower shall maintain commercial property and rent loss and/or business interruption insurance for loss resulting from perils and acts of terrorism on terms (including amounts) consistent with those required under subsections  (c)(i)  and (c)(ii)  above (a “Terrorism Policy”) if commercially available.  For the purposes of this Agreement, “terrorism” shall mean the use or threatened use of force or violence against person or property, or commission of an act dangerous to human life or property, undertaken by any person or group, whether or not acting on behalf of or in connection with any organization, government, power, authority or military force, when the effect is to intimidate, harm or coerce a government, the civilian population or any segment therefore, or to disrupt any segment of the economy.  Terrorism shall also include any act which is verified or recognized by the United States Government as an act of terrorism.
(v)            If applicable, insurance covering the decrease or diminution in value of the Property resulting from the enforcement of any law, building code,

zoning regulation or other Legal Requirement or act of any Governmental Authority to the extent that the Property cannot legally be restored to a condition that existed prior to the Casualty (which insurance shall be in an amount acceptable to Lender in its sole discretion), provided  that such insurance is available to Borrower on commercially reasonable terms.
(vi)          Such other types and amounts of insurance with respect to the Property and the operation thereof which are customarily maintained in the case of other property and buildings similar to the Property in nature, use, location, height and type of construction as may from time to time be reasonably required by Lender.

f)                   All insurance provided for in Section 6.1.1(d) and (e)  hereof shall be obtained under valid and enforceable policies (such policies, collectively, the “Borrower Policies” or in the singular the “Borrower Policy” and together with the Condominium Policies, collectively the “Policies”).  Prior to the expiration dates of the Borrower Policies theretofore furnished to Lender, certificates of insurance, acceptable to Lender, evidencing renewal of the Borrower Policies and accompanied by evidence satisfactory to Lender of payment of the Insurance Premiums due thereunder shall be delivered by Borrower to Lender. Carrier certified copies of the Borrower Policies shall be provided to Lender upon request.

1.5.2        Section 6.1.7 Limitation on Terrorism Coverages.  The Terrorism Policy shall be on terms consistent with those required under Section 6.1.1(b)(iv) and Section 6/1/1(e)(iv) above at all times during the term of the Loan, subject to the annual limit on insurance premiums therefore equal to the Terrorism Premium Limit.

1.5.3        Section 6.1.9 Captive Insurance Company.

(a)      Notwithstanding anything to the contrary set forth in Section 6.1.1, the Terrorism Policy required pursuant to Section 6.1.1(c)(iv) may be issued by a captive insurance company wholly-owned and Controlled by an Affiliate of Borrower (a “Captive Insurance Company)”; provided that:

(i)       unless Lender agrees otherwise in writing, TRIA shall be in full force and effect;

(ii)            except with respect to the deductible permitted hereunder, those covered losses which are not reinsured by the federal government under TRIA and payable directly to the insured shall be reinsured by an insurance company which satisfies the requirements of Section 6.1.2;
(iii)          all re-insurance agreements between such Captive Insurance Company and all such re-insurance companies providing the referenced re-insurance shall be reasonably acceptable to Lender and Borrower shall use commercially reasonable efforts to cause such re-insurance agreements to provide for direct access to such re-insurers by all named insureds, loss payees and mortgagees which such insurance benefits;
(iv)          such Captive Insurance Company shall not be the subject of bankruptcy or similar insolvency proceeding;
(v)            such Captive Insurance Company shall be prohibited from conducting any business other than the issuance of terrorism insurance policies and any other contemplated insurance coverage reasonably approved by Lender for properties in which Affiliates of Guarantor have an ownership interest equal to or greater than 50%.
(vi)          such Captive Insurance Company shall be licensed in the State of Vermont and qualified to issue the Terrorism Policy in accordance with all Legal Requirements;
(vii)        such Captive Insurance Company shall qualify for the reinsurance and other benefits afforded insurance companies under TRIA and shall maintain minimum reinsurance of not less than fifteen percent (15%) of the insured risk to the extent commercially available;
(viii)      no Governmental Authority shall have issued any statement, opinion, finding or decree that any insurance company which is similar to such Captive Insurance Company (i.e., an insurance owned and/or Controlled by a Person insured under an applicable insurance policy) does not qualify for such benefits;
(ix)          Lender shall have received each of the following, each of which shall be acceptable to Lender:
(A)             the organizational documents of such Captive Insurance Company;
(B)              any regulatory agreements of such Captive Insurance Company;
(C)              the application for licensing in the State of Vermont for such Captive Insurance Company;
(D)             the form of the Policy to be used by such Captive Insurance Company to provide the insurance coverage described herein;
(E)              a description of the structure and amount of reserves and capitalization of such Captive Insurance Company;
(x)            the Insurance Premiums payable to such Captive Insurance Company shall be based on market conditions based on the premiums that would have been charged had the coverage been included in the All Risk policy and such premiums shall be approved by the Vermont Insurance Department
(xi)          the organizational documents of such Captive Insurance Company shall not be materially amended without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed; and
(xii)        except as otherwise expressly set forth in this Section 6.1.9, all such insurance provided by such Captive Insurance Company shall otherwise comply with all other terms and conditions of Section 6.1.1 and Section 6.1.2.

(b)                     Notwithstanding anything to the contrary set forth in Section 6.1.2 or in this Section 6.1.9, any insurance required under Section 6.1.1 may be provided by a Captive Insurance Company with the prior written consent of Lender and subject to Lender’s review and approval of Policies and other documentation reasonably requested by Lender and the satisfaction of such other conditions as Lender may reasonably require.

1.5.4        Section 8.8.1  Intentionally Omitted.

1.5.5        Section 8.8.2  Intentionally Omitted.

1.5.6        Section 8.8.3 Development and Construction.  Except for the Initial Construction Work, which has been previously approved by Lender, at any time after the date hereof, the owner of the Residential Unit shall be permitted to construct and develop the Residential Unit, provided, that, (a) Borrower shall give written notice to Lender not less than thirty (30) days prior to Borrower’s intended commencement of such work, (b) that liability and property insurance hereunder shall be in place in connection with such construction and development, (c) Lender shall receive evidence reasonably satisfactory to it that (1) adequate safety protections are in place for any Tenants of the Retail Unit, their customers and the public, including, if necessary, covered walkways, (2) construction of the Residential Unit will not unreasonably interfere with the use of the Property, (3) there shall not be any material abatement or diminution of rents payable by Tenants at the Property as a direct result of such construction and development, (4) the Person constructing and developing the Residential Unit shall have sufficient funds (debt and/or equity) to complete such construction and development, (5) Borrower shall not have any obligation as “Sponsor” under any offering plan or similar document, and (6) adequate pedestrian and vehicular ingress and egress exists for the use and operation of the Retail Unit and (d) to the extent not contained in the Condo Documents, reasonable and customary easements are in place between the Residential Unit and the Retail Unit or there is an agreement between such unit owners to put such easements in place from time to time as needed.

2.                  Representations and Warranties.  Borrower hereby represents, warrants, covenants, acknowledges and agrees that:

2.1              Full Force and Effect.  The Loan Agreement, the Notes, the Mortgages and the other Loan Documents, each as modified by this Modification, are in full force and effect.

2.2              Borrower Obligations; Estoppel.  All obligations of Borrower to Lender under the Loan Documents, each as modified by this Modification, constitute the valid and binding obligations of Borrower in accordance with the terms of the Loan Documents, each as modified by this Modification, without any offset, defense, claim or counterclaim of any nature whatsoever. The unpaid principal amount of the Loan is $270,202,717.32, and interest on such principal sum has been paid through September 30, 2013

2.3              Borrower Authority.  Borrower has full power, authority and legal right to execute this Modification and to manage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the Property pursuant to the terms of the Loan Documents, each as modified by this Modification, and to keep and observe all of the terms of the Loan Documents, each as modified by this Modification, on Borrower’s part to be performed.

2.4              No Event of Default.  No Event of Default has occurred and is continuing under the Loan Agreement or any of the other Loan Documents.

2.5              Residential Unit Owner.  The Residential Unit Owner is not a subsidiary of Borrower.

2.6              Tax Lots.  Each of the Residential Unit and Retail Unit constitute separate tax lots, and the Retail Unit does not constitute a portion of any other tax lot that is not part of the Property.

2.7              Zoning Compliance.  The Retail Unit is and shall at all times be in compliance in all material respects with all applicable zoning and building codes, regulations and all other Legal Requirements.

3.                  Guaranty Documents.  To evidence its acknowledgment and agreement to the terms of this Modification, contemporaneously herewith Guarantor shall execute and deliver the Ratification of Guarantor annexed hereto as Exhibit E.

4.                  Effect of this Modification.  It is expressly understood and agreed that this Modification is given for the purpose of modifying the terms, provisions, covenants and conditions of the Loan Agreement and the other Loan Documents.  No part of the Indebtedness evidenced by the Notes and secured by the Mortgages, shall be disturbed, discharged, cancelled or impaired by the execution of this Modification, it being the intention of the parties hereto that this Modification shall not create any new or further principal indebtedness other than the principal indebtedness secured by, or which under any contingency may become secured by, the Mortgages.

5.                Miscellaneous Provisions.

5.1              Governing Law.  The place of negotiation, execution and delivery of this Modification is the State of New York.  This Modification shall be governed by and construed and enforced in accordance with the laws of the State of New York.

5.2              Counterparts; Headings.  This Modification may be executed in counterparts, each of which shall constitute an original, and all of which, when taken together, shall constitute but one instrument.  The captions and headings of the various sections of this Modification are for purposes of reference only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof.  Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular, and the masculine, feminine and neuter shall be freely interchangeable.  The exchange of signature pages by facsimile or portable document format (PDF) transmission shall constitute effective delivery of such signature pages and may be used in lieu of the original signature pages for all purposes.   Signatures of the parties hereto transmitted by facsimile or portable document format (PDF) shall be deemed to be their original signatures for all purposes.

5.3              Successors and Assigns.  The provisions hereof shall be binding upon, and shall inure to the benefit of, the respective heirs, legal representatives, successors and permitted assigns of the parties hereto.

5.4              Merger.  It is understood and agreed that all understandings and agreements heretofore had between the parties hereto with respect to the subject matter hereof are merged in this Modification, which fully and completely expresses the parties’ agreements with respect to the matters contained herein.

5.5              Unenforceability.  In the event any one or more of the provisions contained in this Modification shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Modification, and this Modification shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.6              Full Force and Effect.  Except as specifically modified by this Modification, all terms, covenants and provisions of the Loan Agreement and the other Loan Documents as set forth in any agreements executed in connection therewith shall remain unmodified and in full force and effect.

5.7              Loan Agreement References.  All references in the Loan Agreement and the other Loan Documents to “this Agreement”, “the Loan Documents” and “the Loan Agreement” or words of like import shall be deemed to refer to such document the Loan Documents and the Loan Agreement, each as amended hereby.

5.8              Recitals Incorporated.  The Recitals set forth at the beginning of this Modification are hereby incorporated into and made a part of the substantive provisions of this Modification.

5.9              No Further Restructures.  Borrower expressly acknowledges and agrees that Lender is under no obligation to further amend the Loan.

5.10          Further Modifications.  This Modification may not be modified, amended, waived, changed or terminated orally, but only by an agreement in writing signed by the parties hereto.

5.11          Conflicts.  In the event of any conflict between the terms of this Modification and the terms of the Loan Agreement or any of the other Loan Documents, the terms of this Modification shall govern.

[No Further Text On This Page]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment and Modification of Loan Agreement and Other Loan Documents and Ratification of Guarantor as of the date first above written.

BORROWER:

REGO II BORROWER LLC,

a Delaware limited liability company

By:      ALEXANDER’S OF REGO PARK II, INC.,

            a Delaware corporation, its sole member

            By:      /s/ Alan J. Rice

                        Name: Alan J. Rice

                        Title:   Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

LENDER:

BANK OF CHINA, NEW YORK BRANCH

By:       /s/ Raymond Qiao

Name: Raymond Qiao

Title:  First Vice President

EXHIBIT A

LOAN DOCUMENTS
(Documents are dated as of November 30, 2011 unless otherwise indicated)

  First Amendment and Modification of Loan and Security Agreement and Other Loan Documents dated June 20, 2012.

  Loan and Security Agreement

  Consolidated, Amended and Restated Promissory Note

  Consolidated, Amended and Restated Mortgage Assignment of Leases and Rents and Security Agreement

  Section 255 Affidavit (Mortgage)

  Assignment of Leases and Rents

  Section 255 Affidavit (ALR)

  Blocked Account Control Agreement

  Cash Management Agreement

  Guaranty of Recourse Carveouts

  Environmental Indemnity Agreement

  Assignment, Consent and Subordination of Management Agreement

  Assignment of Contracts, Licenses and Permits

  UCC-1 Financing Statements - Queens County, NY

  UCC-1 Financing Statements - Delaware Secretary of State

  Disbursement Letter (Settlement Statement)

  Certificate of Mortgage Borrower

  Side Letter re: Competitors

  Side Letter re: Kohl's Estoppel

  Section 275 Affidavit

  W-9 Form

EXHIBIT B

RESIDENTIAL UNIT DESCRIPTION

PARCEL I

ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, SITUATE, LYING AND BEING IN THE BOROUGH OF QUEENS, COUNTY OF QUEENS, CITY AND STATE OF NEW YORK, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE CORNER FORMED BY THE INTERSECTION OF THE SOUTHERLY SIDE OF HORACE HARDING EXPRESSWAY, FORMERLY HORACE HARDING BOULEVARD AND NASSAU BOULEVARD, 260 FEET WIDE AND EASTERLY SIDE OF JUNCTION BOULEVARD, 80 FEET WIDE, AS SAID HORACE HARDING EXPRESSWAY AND JUNCTION BOULEVARD ARE NOW LAID OUT ON THE FINAL TOPOGRAPHICAL MAP OF THE CITY OF NEW YORK;

RUNNING THENCE EASTERLY ALONG THE SOUTHERLY SIDE OF HORACE HARDING EXPRESSWAY, 456.35 FEET TO THE WESTERLY SIDE OF 97TH STREET, AS SHOWN ON THE FINAL TOPOGRAPHICAL MAP OF THE CITY OF NEW YORK, PRIOR TO THE ADOPTION OF THE ALTERATION MAP NO. 3530 ON DECEMBER 20, 1951;

THENCE SOUTHERLY ALONG THE SAID WESTERLY SIDE OF 97TH STREET, 630 FEET TO THE NORTHERLY SIDE OF 62ND DRIVE, 80 FEET WIDE, AS SHOWN ON THE FINAL TOPOGRAPHICAL MAP OF THE CITY OF NEW YORK, PRIOR TO THE ADOPTION OF THE ALTERATION MAP NO. 4822 ON MARCH 2, 1987, ON CAL. NO. 1;

THENCE WESTERLY ALONG THE NORTHERLY SIDE OF 62ND DRIVE 456.35 FEET TO THE EASTERLY SIDE OF JUNCTION BOULEVARD;

THENCE NORTHERLY ALONG THE EASTERLY SIDE OF JUNCTION BOULEVARD 630 FEET TO THE POINT OR PLACE OF BEGINNING.

TOGETHER WITH, BUT SUBJECT TO THE BURDENS OF, THE EASEMENT SET FORTH IN THE EASEMENT AGREEMENT BETWEEN ALEXANDER’S OF REGO PARK II, INC., AND ALEXANDER’S REGO SHOPPING CENTER, INC., DATED AS OF DECEMBER 21, 2007 AND RECORDED ON FEBRUARY 14, 2008 IN CFRN 2008000062504.

EXCEPTING THEREFROM THOSE PORTIONS OF HORSE BROOK CREEK AS IT WINDED AND TURNED THROUGHOUT THE ABOVE DESCRIBED PREMISES WHICH ARE 10 FEET WIDE WHICH LIE BETWEEN THE WESTERLY LINE OF 97TH STREET AS IT WAS LAID OUT 60 FEET WIDE ON THE FINAL MAP OF

THE CITY OF NEW YORK FOR THE BOROUGH OF QUEENS PRIOR TO THE ADOPTION OF THE ALTERATION MAP NO. 3530 ON DECEMBER 20, 1951 AND WESTERLY LINE OF 97TH STREET AS IT IS LAID OUT 70 FEET WIDE ON THE PRESENT FINAL MAP OF THE CITY OF NEW YORK FOR THE BOROUGH OF QUEENS.

ALSO EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL:

BEGINNING AT A POINT FORMED BY THE INTERSECTION OF THE NORTHERLY LINE OF 62ND DRIVE AND THE EASTERLY LINE OF JUNCTION BOULEVARD, AS SAID STREETS ARE SHOWN ON THE FINAL MAP OF THE BOROUGH OF QUEENS KNOWN AS MAP NO. 4822 ADOPTED BY THE BOARD OF ESTIMATE ON MARCH 2, 1987;

RUNNING THENCE EASTERLY ALONG THE NORTHERLY LINE OF 62ND DRIVE 446.35 FEET TO THE WESTERLY LINE OF 97TH STREET;

THENCE SOUTHERLY ALONG THE PROLONGATION OF THE WESTERLY LINE OF 97TH STREET FORMING AN INTERIOR ANGLE OF 90 DEGREES WITH THE LAST MENTIONED COURSE, 10.00 FEET TO THE FORMER NORTHERLY LINE OF 62ND DRIVE

THENCE WESTERLY ALONG THE FORMER NORTHERLY LINE OF 62ND DRIVE, FORMING AN INTERIOR ANGLE OF 90 DEGREES WITH THE LAST MENTIONED COURSE, 446.35 FEET TO THE PROLONGATION OF THE EASTERLY LINE OF JUNCTION BOULEVARD.

RUNNING THENCE NORTHERLY AT RIGHT ANGLES TO THE PREVIOUS COURSE 10.00 FEET TO THE POINT OR PLACE OF BEGINNING.

TOGETHER WITH ALL THE RIGHT, TITLE AND INTEREST OF THE PARTY OF THE FIRST PART, OF, IN AND TO ALL THE LAND IN THE BED OF 62ND DRIVE, 80 FEET WIDE, AS FORMERLY LAID OUT WITHIN THE LINES OF 62ND DRIVE, LYING IN FRONT OF AND ADJOINING THE ABOVE DESCRIBED PROPERTY, BUT NOT INCLUDING THE FOLLOWING AIR VOLUME ABOVE 62ND DRIVE:

AIR VOLUME – HORIZONTAL LIMITS

BEGINNING AT A POINT ON THE NORTHERLY LINE OF 62ND DRIVE, SAID POINT BEING DISTANT 80 FEET WESTERLY ALONG THE NORTHERLY LINE OF 62ND DRIVE FROM ITS INTERSECTION WITH THE WESTERLY LINE OF 97TH STREET, AS SAID STREETS ARE SHOWN ON THE FINAL MAP OF THE BOROUGH OF QUEENS KNOWN AS MAP. No. 4822 ADOPTED BY THE BOARD OF ESTIMATE MARCH 2, 1987;

RUNNING THENCE SOUTHERLY ALONG A LINE AT RIGHT ANGLES TO THE NORTHERLY LINE OF 62ND DRIVE 10.00 FEET TO THE FORMER NORTHERLY LINE OF 62ND STREET;

THENCE WESTERLY ALONG THE FORMER NORTHERLY LINE OF 62ND DRIVE, AT RIGHT ANGLES TO THE LAST MENTIONED COURSE, FOR 30 FEET TO A POINT;

THENCE NORTHERLY ALONG A LINE, AT RIGHT ANGLES TO THE LAST MENTIONED COURSE, FOR 10.00 FEET TO THE NORTHERLY LINE OF 62ND STREET;

THENCE EASTERLY ALONG THE NORTHERLY LINE OF 62ND DRIVE, 30.00 FEET TO THE POINT OR PLACE OF BEGINNING.

AIR VOLUME – VERTICAL LIMITS

THE VERTICAL LIMITS OF THE STREET AIR VOLUME TO BE EXCLUDED SHALL BE BETWEEN A LOWER LIMITING PLANE AT ELEVATION 35.7 FEET AND AN UPPER LIMITING PLANE AT ELEVATION 80.2 FEET WITHIN THE HORIZONTAL LIMITS DESCRIBED ABOVE.

THE ELEVATIONS REFER TO THE DATUM IN USE BY THE QUEENS TOPOGRAPHICAL BUREAU WHICH IS 2.725 FEET ABOVE UNITED STATES COAST AND GEODETIC DATUM AT SANDY HOOK.

PARCEL 2

ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, SITUATE, LYING AND BEING IN THE BOROUGH OF QUEENS, COUNTY OF QUEENS, CITY AND STATE OF NEW YORK, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTHERLY SIDE OF 62ND DRIVE, 80 FEET WIDE, DISTANT 80 FEET WESTERLY, AS MEASURED ALONG THE NORTHERLY SIDE OF 62ND DRIVE, BETWEEN A LOWER LIMITING HORIZONTAL PLANE AT ELEVATION 35.70 FEET AND AN UPPER LIMITING HORIZONTAL PLANE AT ELEVATION 80.2 FEET;

RUNNING THENCE FROM THIS POINT OF BEGINNING, SOUTHERLY ALONG A LINE FORMING AN INTERIOR ANGLE OF 90 DEGREES WITH THE NORTHERLY SIDE OF 62ND DRIVE, 80 FEET TO THE SOUTHERLY SIDE OF 62ND DRIVE;

THENCE WESTERLY ALONG THE SOUTHERLY SIDE OF 62ND DRIVE ALONG A LINE FORMING AN INTERIOR ANGLE OF 90 DEGREES WITH THE LAST MENTIONED COURSE, 30 FEET;

THENCE NORTHERLY ALONG A LINE FORMING AN INTERIOR ANGLE OF 90 DEGREES WITH THE LAST MENTIONED COURSE, 80 FEET TO THE NORTHERLY SIDE OF 62ND DRIVE;

THENCE EASTERLY ALONG THE NORTHERLY SIDE OF 62ND DRIVE ALONG A LINE FORMING AN INTERIOR ANGLE OF 90 DEGREES WITH THE LAST MENTIONED COURSE, 30 FEET TO THE POINT OR PLACE OF BEGINNING;

ELEVATIONS REFER TO THE DATUM IN USE BY THE QUEENS TOPOGRAPHICAL BUREAU WHICH IS 2.725 FEET ABOVE MEAN SEA LEVEL AT SANDY HOOK, NEW JERSEY AS ESTABLISHED BY THE U.S. COAST AND GEODETIC SURVEY.

EXHIBIT C

RETAIL UNIT DESCRIPTION

PARCEL I

ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, SITUATE, LYING AND BEING IN THE BOROUGH OF QUEENS, COUNTY OF QUEENS, CITY AND STATE OF NEW YORK, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE CORNER FORMED BY THE INTERSECTION OF THE SOUTHERLY SIDE OF HORACE HARDING EXPRESSWAY, FORMERLY HORACE HARDING BOULEVARD AND NASSAU BOULEVARD, 260 FEET WIDE AND EASTERLY SIDE OF JUNCTION BOULEVARD, 80 FEET WIDE, AS SAID HORACE HARDING EXPRESSWAY AND JUNCTION BOULEVARD ARE NOW LAID OUT ON THE FINAL TOPOGRAPHICAL MAP OF THE CITY OF NEW YORK;

RUNNING THENCE EASTERLY ALONG THE SOUTHERLY SIDE OF HORACE HARDING EXPRESSWAY, 456.35 FEET TO THE WESTERLY SIDE OF 97TH STREET, AS SHOWN ON THE FINAL TOPOGRAPHICAL MAP OF THE CITY OF NEW YORK, PRIOR TO THE ADOPTION OF THE ALTERATION MAP NO. 3530 ON DECEMBER 20, 1951;

THENCE SOUTHERLY ALONG THE SAID WESTERLY SIDE OF 97TH STREET, 630 FEET TO THE NORTHERLY SIDE OF 62ND DRIVE, 80 FEET WIDE, AS SHOWN ON THE FINAL TOPOGRAPHICAL MAP OF THE CITY OF NEW YORK, PRIOR TO THE ADOPTION OF THE ALTERATION MAP NO. 4822 ON MARCH 2, 1987, ON CAL. NO. 1;

THENCE WESTERLY ALONG THE NORTHERLY SIDE OF 62ND DRIVE 456.35 FEET TO THE EASTERLY SIDE OF JUNCTION BOULEVARD;

THENCE NORTHERLY ALONG THE EASTERLY SIDE OF JUNCTION BOULEVARD 630 FEET TO THE POINT OR PLACE OF BEGINNING.

TOGETHER WITH, BUT SUBJECT TO THE BURDENS OF, THE EASEMENT SET FORTH IN THE EASEMENT AGREEMENT BETWEEN ALEXANDER’S OF REGO PARK II, INC., AND ALEXANDER’S REGO SHOPPING CENTER, INC., DATED AS OF DECEMBER 21, 2007 AND RECORDED ON FEBRUARY 14, 2008 IN CFRN 2008000062504.

EXCEPTING THEREFROM THOSE PORTIONS OF HORSE BROOK CREEK AS IT WINDED AND TURNED THROUGHOUT THE ABOVE DESCRIBED PREMISES WHICH ARE 10 FEET WIDE WHICH LIE BETWEEN THE WESTERLY LINE OF 97TH STREET AS IT WAS LAID OUT 60 FEET WIDE ON THE FINAL MAP OF

THE CITY OF NEW YORK FOR THE BOROUGH OF QUEENS PRIOR TO THE ADOPTION OF THE ALTERATION MAP NO. 3530 ON DECEMBER 20, 1951 AND WESTERLY LINE OF 97TH STREET AS IT IS LAID OUT 70 FEET WIDE ON THE PRESENT FINAL MAP OF THE CITY OF NEW YORK FOR THE BOROUGH OF QUEENS.

ALSO EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL:

BEGINNING AT A POINT FORMED BY THE INTERSECTION OF THE NORTHERLY LINE OF 62ND DRIVE AND THE EASTERLY LINE OF JUNCTION BOULEVARD, AS SAID STREETS ARE SHOWN ON THE FINAL MAP OF THE BOROUGH OF QUEENS KNOWN AS MAP NO. 4822 ADOPTED BY THE BOARD OF ESTIMATE ON MARCH 2, 1987;

RUNNING THENCE EASTERLY ALONG THE NORTHERLY LINE OF 62ND DRIVE 446.35 FEET TO THE WESTERLY LINE OF 97TH STREET;

THENCE SOUTHERLY ALONG THE PROLONGATION OF THE WESTERLY LINE OF 97TH STREET FORMING AN INTERIOR ANGLE OF 90 DEGREES WITH THE LAST MENTIONED COURSE, 10.00 FEET TO THE FORMER NORTHERLY LINE OF 62ND DRIVE

THENCE WESTERLY ALONG THE FORMER NORTHERLY LINE OF 62ND DRIVE, FORMING AN INTERIOR ANGLE OF 90 DEGREES WITH THE LAST MENTIONED COURSE, 446.35 FEET TO THE PROLONGATION OF THE EASTERLY LINE OF JUNCTION BOULEVARD.

RUNNING THENCE NORTHERLY AT RIGHT ANGLES TO THE PREVIOUS COURSE 10.00 FEET TO THE POINT OR PLACE OF BEGINNING.

TOGETHER WITH ALL THE RIGHT, TITLE AND INTEREST OF THE PARTY OF THE FIRST PART, OF, IN AND TO ALL THE LAND IN THE BED OF 62ND DRIVE, 80 FEET WIDE, AS FORMERLY LAID OUT WITHIN THE LINES OF 62ND DRIVE, LYING IN FRONT OF AND ADJOINING THE ABOVE DESCRIBED PROPERTY, BUT NOT INCLUDING THE FOLLOWING AIR VOLUME ABOVE 62ND DRIVE:

AIR VOLUME – HORIZONTAL LIMITS

BEGINNING AT A POINT ON THE NORTHERLY LINE OF 62ND DRIVE, SAID POINT BEING DISTANT 80 FEET WESTERLY ALONG THE NORTHERLY LINE OF 62ND DRIVE FROM ITS INTERSECTION WITH THE WESTERLY LINE OF 97TH STREET, AS SAID STREETS ARE SHOWN ON THE FINAL MAP OF THE BOROUGH OF QUEENS KNOWN AS MAP. No. 4822 ADOPTED BY THE BOARD OF ESTIMATE MARCH 2, 1987;

RUNNING THENCE SOUTHERLY ALONG A LINE AT RIGHT ANGLES TO THE NORTHERLY LINE OF 62ND DRIVE 10.00 FEET TO THE FORMER NORTHERLY LINE OF 62ND STREET;

THENCE WESTERLY ALONG THE FORMER NORTHERLY LINE OF 62ND DRIVE, AT RIGHT ANGLES TO THE LAST MENTIONED COURSE, FOR 30 FEET TO A POINT;

THENCE NORTHERLY ALONG A LINE, AT RIGHT ANGLES TO THE LAST MENTIONED COURSE, FOR 10.00 FEET TO THE NORTHERLY LINE OF 62ND STREET;

THENCE EASTERLY ALONG THE NORTHERLY LINE OF 62ND DRIVE, 30.00 FEET TO THE POINT OR PLACE OF BEGINNING.

AIR VOLUME – VERTICAL LIMITS

THE VERTICAL LIMITS OF THE STREET AIR VOLUME TO BE EXCLUDED SHALL BE BETWEEN A LOWER LIMITING PLANE AT ELEVATION 35.7 FEET AND AN UPPER LIMITING PLANE AT ELEVATION 80.2 FEET WITHIN THE HORIZONTAL LIMITS DESCRIBED ABOVE.

THE ELEVATIONS REFER TO THE DATUM IN USE BY THE QUEENS TOPOGRAPHICAL BUREAU WHICH IS 2.725 FEET ABOVE UNITED STATES COAST AND GEODETIC DATUM AT SANDY HOOK.

PARCEL 2

ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, SITUATE, LYING AND BEING IN THE BOROUGH OF QUEENS, COUNTY OF QUEENS, CITY AND STATE OF NEW YORK, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTHERLY SIDE OF 62ND DRIVE, 80 FEET WIDE, DISTANT 80 FEET WESTERLY, AS MEASURED ALONG THE NORTHERLY SIDE OF 62ND DRIVE, BETWEEN A LOWER LIMITING HORIZONTAL PLANE AT ELEVATION 35.70 FEET AND AN UPPER LIMITING HORIZONTAL PLANE AT ELEVATION 80.2 FEET;

RUNNING THENCE FROM THIS POINT OF BEGINNING, SOUTHERLY ALONG A LINE FORMING AN INTERIOR ANGLE OF 90 DEGREES WITH THE NORTHERLY SIDE OF 62ND DRIVE, 80 FEET TO THE SOUTHERLY SIDE OF 62ND DRIVE;

THENCE WESTERLY ALONG THE SOUTHERLY SIDE OF 62ND DRIVE ALONG A LINE FORMING AN INTERIOR ANGLE OF 90 DEGREES WITH THE LAST MENTIONED COURSE, 30 FEET;

THENCE NORTHERLY ALONG A LINE FORMING AN INTERIOR ANGLE OF 90 DEGREES WITH THE LAST MENTIONED COURSE, 80 FEET TO THE NORTHERLY SIDE OF 62ND DRIVE;

THENCE EASTERLY ALONG THE NORTHERLY SIDE OF 62ND DRIVE ALONG A LINE FORMING AN INTERIOR ANGLE OF 90 DEGREES WITH THE LAST MENTIONED COURSE, 30 FEET TO THE POINT OR PLACE OF BEGINNING;

ELEVATIONS REFER TO THE DATUM IN USE BY THE QUEENS TOPOGRAPHICAL BUREAU WHICH IS 2.725 FEET ABOVE MEAN SEA LEVEL AT SANDY HOOK, NEW JERSEY AS ESTABLISHED BY THE U.S. COAST AND GEODETIC SURVEY.

EXHIBIT D

Initial Construction Work

1)        Installation of site protection as shown in the Site Safety Plan for Construction of 20 Floors on Existing 3 Story Building at 61-01 Junction Blvd, Queens, NY 11374 (Phase 1-A) dated 04-01-13

2)         Modification of Existing Stair K with new door opening and existing door relocation as shown on Drawing No. SK-051413-1 dated 05-14-13

3)         Installation of structural column cap additions with rebar to existing residential columns as shown in attached photograph of typical column cap addition.

4)         Installation of column cap waterproofing as shown on Drawing Nos. SK-053013-1 and SK-053013-2 dated 05-08-13

5)         Installation of temporary dry standpipe to roof as shown on Drawing Nos. SP-100, SP-200, SP-300 dated 04-15-13

EXHIBIT E

RATIFICATION OF GUARANTOR

Alexander’s, Inc., a Delaware corporation,  which executed and delivered to Lender (i) that certain Guaranty of Recourse Obligations dated as of November 30, 2011 (the “Guaranty”), (ii) that certain Environmental Indemnity Agreement, dated as of November 30, 2011, delivered by Borrower and Guarantor to Lender (the “Environmental Indemnity”, and together with the Guaranty, collectively, the “Guaranty Documents”) hereby (x) consents to the execution and delivery of that certain Amendment and Modification of Loan Agreement and Other Loan Documents and Ratification of Guarantor dated as of the date hereof, made by and between Borrower and Lender (the “Modification Agreement”), (y) ratifies the terms and provisions of the Guaranty Documents and the obligations thereunder as modified by the Modification Agreement, and (z) represents, warrants and covenants to Lender that (A) it has no offset, counterclaim or defense with respect to its obligations under the Guaranty Documents, and (B) that except as modified hereby, the Guaranty Documents remain unmodified and in full force and effect.

Dated as of November 15, 2013

            ALEXANDER’S, INC.,

            a Delaware corporation

            By:      /s/ Alan J. Rice

                        Name: Alan J. Rice

                        Title:  Secretary